Exhibit 10.14

FINAL FORM

COMPANY FOUNDER WARRANTS AGREEMENT

FORMER PLAYA SHAREHOLDERS

THIS COMPANY FOUNDER WARRANTS AGREEMENT, effective as of March 11, 2017 (as it may from time to time be amended and including all exhibits referenced herein, this “Agreement”), is entered into by and between Playa Hotels & Resorts N.V. a Dutch public limited liability company (naamloze vennootschap) (the “Company”), and [Holder] (the “Holder”).

WHEREAS, in connection with the consummation of the transactions contemplated by that certain Transaction Agreement, dated as of December 13, 2016, by and among Porto Holdco B.V., a Dutch private limited liability company, Pace Holdings Corp., a Cayman Islands exempted company, New Pace Holdings Corp., a Cayman Islands exempted company, and Playa Hotels & Resorts B.V., a Dutch private limited liability company (as amended on February 6, 2017 and as it may be amended, restated or otherwise modified from time to time, the “Transaction Agreement”) the Holder is being issued its pro rata share of 7,333,333 warrants (the “Company Founder Warrants”) to purchase ordinary shares of the Company, with each Company Founder Warrant entitling the Holder to purchase one-third of one ordinary share, par value €0.10 per share, of the Company (a “Share”) at an exercise price of one third of $11.50.

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby, intending legally to be bound, agree as follows:

AGREEMENT

Section 1. Authorization, Purchase and Sale; Terms of the Company Founder Warrants.

A. Authorization of the Company Founder Warrants. The Company has duly authorized the issuance and sale of the Company Founder Warrants to the Holder.

B. Issuance of the Company Founder Warrants.

(i) At the Closing (as defined in the Transaction Agreement) and in connection with the Company Merger (as defined in the Transaction Agreement), the Company is hereby issuing to the Holder, its pro rata share of 7,333,333 Company Founder Warrants (subject to rounding to avoid fractional warrants) in accordance with the allocation set forth on Exhibit A. At the Closing, the Company, at its option, shall deliver a certificate evidencing the Company Founder Warrants duly registered in the Holder’s name to the Holder or effect such delivery in book-entry form.

C. Terms of the Company Founder Warrants. Each Company Founder Warrant shall have the terms set forth for “Company Founder Warrants” in a Warrant Agreement entered into by the Company and a warrant agent in connection with the transactions contemplated in the Transaction Agreement (a “Warrant Agreement”). The exchange of Company Founder

Warrants for Shares in a cashless exercise pursuant to the terms of the Warrant Agreement is intended to qualify as a reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended, and the parties shall not take any position inconsistent therewith unless otherwise required by applicable law.

Section 2. Representations and Warranties of the Company. As a material inducement to the Holder to enter into this Agreement, the Company hereby represents and warrants to the Holder that:

A. Organization and Corporate Power. The Company is a Dutch public limited liability company (naamloze vennootschap) duly formed and validly existing under the laws of the Netherlands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement and the Warrant Agreement.

B. Authorization; No Breach.

(i) The execution, delivery and performance of this Agreement and the Company Founder Warrants have been duly authorized by the Company as of the date of the Agreement. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms. Upon issuance in accordance with, and pursuant to, the terms of the Warrant Agreement and this Agreement, the Company Founder Warrants will constitute valid and binding obligations of the Company, enforceable in accordance with their terms.

(ii) The execution and delivery by the Company of this Agreement and the Company Founder Warrants, the issuance and sale of the Company Founder Warrants, the issuance of the Shares upon exercise of the Company Founder Warrants and the fulfillment, of and compliance with, the respective terms hereof and thereof by the Company, do not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s share capital or assets under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the memorandum and articles of association of the Company (in effect on the date hereof), or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under federal or state securities laws.

C. Title to Securities. Upon issuance in accordance with, and pursuant to, the terms hereof and the Warrant Agreement, the Shares issuable upon exercise of the Company Founder Warrants will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and pursuant to, the terms hereof and the Warrant Agreement, the Holder will have good title to the Company Founder Warrants and the Shares issuable upon exercise of such Company Founder Warrants, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions hereunder and under the other agreements contemplated hereby, (ii) transfer restrictions under federal and state securities laws, and (iii) liens, claims or encumbrances imposed due to the actions of the Holder.

D. Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of any other transactions contemplated hereby.

Section 3. Representations and Warranties of the Holder. As a material inducement to the Company to enter into this Agreement and issue the Company Founder Warrants to the Holder, the Holder hereby represents and warrants to the Company that:

A. Organization and Requisite Authority. The Holder possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

B. Authorization; No Breach.

(i) This Agreement constitutes a valid and binding obligation of the Holder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law).

(ii) The execution and delivery by the Holder of this Agreement and the fulfillment of and compliance with the terms hereof by the Holder does not conflict with or result in a breach by the Holder of the terms, conditions or provisions of any agreement, instrument, order, judgment or decree to which the Holder is subject.

C. Investment Representations.

(i) The Holder is acquiring the Company Founder Warrants and, upon exercise of the Company Founder Warrants, the Shares issuable upon such exercise (collectively, the “Securities”), for the Holder’s own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution thereof in violation of the Securities Act (as defined below).

(ii) The Holder is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D.

(iii) The Holder understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations and warranties of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire such Securities.

(iv) The Holder did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the “Securities Act”).

(v) The Holder has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Holder. The Holder has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Holder understands that its investment in the Securities involves a high degree of risk and it has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.

(vi) The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Holder nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(vii) The Holder understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered thereunder or (2) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement dated March 11, 2017 by and among the Company and the other parties thereto, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(viii) The Holder has such knowledge and experience in financial and business matters, knowledge of the high degree of risk associated with investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder for an indefinite period of time. The Holder has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The Holder can afford a complete loss of its investments in the Securities.

Section 4. Termination. This Agreement may be terminated at any time with the mutual written agreement of the Company and the Holder.

Section 5. Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the date of this Agreement.

Section 6. Miscellaneous.

A. Assignment. Except as otherwise contemplated by the Transaction Agreement, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Company (whether by operation of law, merger or otherwise) without the prior written consent of the Holder. The rights, interests and obligations hereunder may be assigned by Holder without consent. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Any purported assignment in violation of this Section 6(A) shall be void.

B. Governing Law; Venue; Waiver of Jury Trial. This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any principles of conflicts of law.

(i) THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 6(C) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

(ii) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH

OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 6(B).

C. Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telegraph or telecopy (to such number specified below or another number or numbers as such Person may subsequently designate by notice given hereunder), (c) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (d) five (5) business days after the date of mailing to the address below or to such other address or addresses as such Person may hereafter designate by notice given hereunder:

(i)	if to Company, to:

Playa Hotels & Resorts N.V.

c/o Playa Management USA LLC

3950 University Drive, Suite 301

Fairfax, VA 22030

Attention: Bruce D. Wardinski

(ii)	if to Holder, to the address set forth on the signature page hereto.

D. Further Assurances. Subject to the terms and conditions of this Agreement, the parties agree to use their commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby. Subject to the terms and conditions of this Agreement, at any time and from time to time after the date of this Agreement, at a party’s reasonable request and without further consideration, the other parties shall execute and deliver to such requesting party such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as required in order to consummate the transactions contemplated hereby.

E. Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

F. Entire Agreement. No Third-Party Beneficiaries. This Agreement (together with any ancillary agreements and any other documents and instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

G. Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

H. Amendment and Waivers. This Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

I. Counterparts. This Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

J. Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

K. Specific Performance. Unless this Agreement has been terminated, each party to this Agreement acknowledges and agrees that any breach by it of this Agreement shall cause any (or either) of the other parties irreparable harm which may not be adequately compensable by money damages. Accordingly, except in the case of termination, in the event of a breach or threatened breach by a party of any provision of this Agreement, each party shall be entitled to seek the remedies of specific performance, injunction or other preliminary or equitable relief, without having to prove irreparable harm or actual damages. The foregoing right shall be in addition to such other rights or remedies as may be available to any party for such breach or threatened breach, including but not limited to the recovery of money damages.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

PLAYA HOTELS & RESORTS N.V.

By:

Name:
Title:

HOLDER:

[ ]

By:
Name:
Title:

Address:

[Signature page to Holdco Founder Warrants Agreement]

EXHIBIT A

PRO RATA ALLOCATION OF COMPANY FOUNDER WARRANTS

Holder	Number of Company Founder Warrants
Bruce D. Wardinski	254,660
Playa Four Pack, L.L.C.	262,985
Cabana Investors B.V.	4,119,523
QCF (A) LLC	89,687
PHR Investments S.à.r.l.	867,672
HI Holdings Playa B.V.	1,738,806

Total	7,333,333